Streaming transactions	12 Months Ended
Dec. 31, 2021
Streaming transactions
Streaming transactions

7. Streaming transactions

Cobalt streaming

In June 2018, the Company entered into two different agreements, one with Wheaton Precious Metals Corp (“Wheaton”) and the other with Anglo Pacific Group (“APG”), to sell a stream equivalent to 75% of the cobalt to be extracted as a by-product from the Voisey’s Bay mine, in Canada. Upon completion of the transaction, the Company received an aggregate upfront payment of US$690, which the Company has been investing on the Voisey's Bay underground mine expansion project.

The operation was bifurcated into two identifiable components (i) US$130 allocated to property, plant and equipment, which is amortized over the useful life of the mine, together with the depreciation of assets related to the Voisey's Bay underground mine; and (ii) US$560 as a contract liability related to the services for cobalt extraction to the extent that Vale operates as an agent for Wheaton and APG.

Wheaton and APG are entitled to receive 42.4% and 32.6%, respectively, of cobalt equivalent to the production from the Voisey's Bay mine, while Vale retains the rights to 25% of the production. Vale also receives additional payments of 20%, on average, of the market reference price for cobalt, for each pound of finished cobalt delivered.

As at December 31, 2021, the outstanding contract liability balance is US$505 (US$690 as at December 31, 2020).

Gold streaming

Between 2013 and 2016, the Company received cash proceeds of US$3,600 from Wheaton to sell the mining right related to part of the gold extracted as a by-product of the Salobo copper and nickel mines in Sudbury. Since then, Wheaton holds the rights to 75% of the contained gold in the copper concentrate from the Salobo mine and 70% of the gold extracted as a by-product of the Sudbury nickel mines.

The transactions were bifurcated into two identifiable components (i) the sale of the mineral rights and, (ii) the contract liability related to the services for gold extraction on the portion in which Vale operates as an agent for Wheaton gold extraction.

As at December 31, 2021, the outstanding contract liability is US$1,274 (US$1,315 as at December 31, 2020).

Accounting policy

The Company recognizes contract liabilities in the event it receives payments from customers before a sale meets criteria for revenue recognition. Proceeds received under the terms of the streaming transaction are accounted for as “streaming transactions” and included within liabilities.

Contract liability is initially recognized at fair value, net of transaction costs incurred, and is subsequently carried at amortized cost and updated using the effective interest rate method. Contract liability is released in the income statement based on the volume produced compared to the total proved and probable reserves of gold or cobalt .

Critical accounting estimates and judgments

Defining the gain on sale of mineral interest and the contract liabilities portion of the gold transaction requires the use of critical accounting estimates including, but not limited to: (i) allocation of costs between the product and the by-product based on relative prices; (ii) expected margin for the independent components (sale of mineral rights and service for gold and cobalt extraction); and (iii) discount rates used to measure the present value of future inflows and outflows.